--------------------------------------------------------------------------------
                       THE BLACKROCK 2001 TERM TRUST INC.
                   CONSOLIDATED ANNUAL REPORT TO SHAREHOLDERS
                          REPORT OF INVESTMENT ADVISOR
--------------------------------------------------------------------------------
                                                                   July 31, 2000

Dear Shareholder:

     In the first half of the year, fears of an open-ended tightening policy by the Federal Reserve peaked in May, which resulted in a subsequent relief in the market as the U.S. economy seemed to decelerate significantly. During the period, the Federal Reserve tightened short-term rates by 1.00% in an attempt to engineer a "soft landing" for the U.S. economy. In the first six months of the new millennium we have witnessed unprecedented volatility in both the Treasury yield curve and the spread sectors. The Treasury curve inverted sharply in the first quarter, but as weak economic data emerged in the second quarter, market participants embraced an economic "soft landing" scenario causing the yield curve to steepen. The downward revision in growth expectations allowed spread sectors to rally in the month of June, but year-to-date their performance still trails Treasuries.

     While fears of a hawkish Federal Reserve and consequent risks of a "hard-landing" may not materialize immediately, the risks are skewed in that direction. A longer period of subdued financial market performance is necessary to enable the labor markets to build up slack, which is an important pre-condition for the Fed to achieve its goal. Given the likelihood of a re-emergence of risk aversion in the capital markets as well as a continual increase in the "scarcity premium" of Treasury securities, we are less inclined to be aggressive with respect to spread assets. We are also focusing on the use of high quality spread assets to increase the income or "carry" so that a total return advantage over Treasuries is achieved despite further spread widening.

     This report contains a summary of market conditions during the year and a review of portfolio strategy by your Trust's managers in addition to the Trust's audited financial statements and a detailed list of the portfolio's holdings. Continued thanks for your confidence in BlackRock. We appreciate the opportunity to help you achieve your long-term investment goals.






Sincerely,


/s/ LAURENCE D. FINK                                   /s/ RALPH L. SCHLOSSTEIN
--------------------                                   -------------------------
Laurence D. Fink                                       Ralph L. Schlosstein
Chairman                                               President

                                                                   July 31, 2000


Dear Shareholder:

      We are pleased to present the consolidated audited annual report for The BlackRock 2001 Term Trust Inc. ("the Trust") for the fiscal year ended June 30, 2000. We would like to take this opportunity to review the Trust's stock price and net asset value (NAV) performance, summarize market developments and discuss recent portfolio management activity.

      The Trust is a diversified, actively managed closed-end bond fund whose shares are traded on the New York Stock Exchange under the symbol "BTM". The Trust's primary investment objective is to return $10 per share (its initial offering price) to shareholders on or about June 30, 2001. Although there can be no guarantee, BlackRock believes that the Trust can achieve its investment objective. The Trust seeks the objective by investing in investment grade fixed income securities, including corporate debt securities, mortgage-backed securities backed by U.S. Government agencies (such as Fannie Mae, Freddie Mac or Ginnie Mae), asset-backed securities, commercial paper, discount notes and other debt securities and commercial mortgage-backed securities. All of the Trust's assets must be rated "BBB" by Standard & Poor's or "Baa" by Moody's at time of purchase or be issued or guaranteed by the U.S. government or its agencies.

      The table below summarizes the performance of the Trust's stock price and NAV (the market value of its assets per share) over the year:


                           -----------------------------------------------------
                               6/30/00    6/30/99   CHANGE      HIGH    LOW
--------------------------------------------------------------------------------
  STOCK PRICE                   $9.125     $9.00     1.39%    $9.125   $8.8125
--------------------------------------------------------------------------------
  NET ASSET VALUE (NAV)         $9.35      $9.39    (0.43)%   $9.39    $9.21
--------------------------------------------------------------------------------
  5-YEAR U.S. TREASURY NOTE      6.18%      5.65%    9.38%     6.81%    5.51%
--------------------------------------------------------------------------------

THE FIXED INCOME MARKETS
      Over the past year, the economy has had a tremendous amount of strength and momentum, labor markets were very tight, and the opinion was that the best news on inflation was behind us. Despite this, the view was that the Federal Reserve would maintain a gradual process of slowing the economy until a more pronounced pick-up in inflation was evident. Starting on June 30, 1999 the Federal Reserve began to raise the target for the Fed Funds rate with a 0.25% rise to 5.00%. Although reported inflation remained tame throughout the second half of 1999, the Federal Reserve opted to raise the Federal Funds rate by 0.25% in November, February, and again in March. Despite the sell-off in the equity market in April, in May concerns about an overheating economy due to an increased shortage of labor and rising oil prices led the Federal Reserve to raise rates another 0.50% to 6.5%.

      At the beginning of the annual period stated in this report the economy was strong, while inflation was under control and at historically low levels. As a pick-up in the manufacturing sector towards the end of 1999 drove the economy, the Consumer Price Index and Producer Price Index remained benign, despite stronger labor markets and higher commodity prices. The economy entered 2000 with a tremendous amount of momentum, although inflation continued to be benign. A strong equity market led to increased consumer spending, and labor markets stayed strong until the end of the second quarter, when consumers began to moderate spending, and the strength of the labor market slowed. The real question is whether this slowdown is the start of something bigger (soft or hard landing) or simply a natural pause from well above-trend growth. Goldman Sachs' financial conditions index shows that conditions are as accommodative now as they were last June, prior to the 175 basis points of Fed tightening. This suggests that growth is likely to reaccelerate later in the year and bring the Fed back into play.

      Treasury yields increased significantly during 1999, continuing their year-long slide in price. During the second half of 1999 the yield of the 5-year Treasury increased by 69 basis points (0.69%) to end at 6.34%. Reversing the trend in 1999, Treasury yields decreased in the first half of 2000. As of June 30th, the yield of the 5-Year Treasury posted a net decrease of 16 basis points (0.16%) over the course of the calendar year. Bond prices, which move inversely to their yields, have risen in expectation of a slowing economy due to higher short-term interest rates. We anticipate a continued flattening of the yield curve as a result of an active Federal Reserve and potential Treasury repurchases of long maturity debt.

      A combination of shrinking supply, and a decline in prepayment rates in response to a reduction in refinancing activity, allowed mortgage securities to outperform the broader investment grade market in 1999. Falling bond prices kept mortgages rates near 8%, which significantly affected refinacing activity reducing an important source of new mortgage origination. Mortgages posted positive returns during the first half of 2000, but trailed the broader market, which was led by the strong rally in the Treasury market. During the period, as measured by the LEHMAN BROTHERS MORTGAGE INDEX, mortgages posted a 5.04% total return versus 4.56% for the LEHMAN BROTHERS AGGREGATE INDEX. Strength in the housing market has continued unabated, leading to more supply than expected, but in comparison to other spread sectors, mortgages benefited from greater liquidity and higher credit quality. On a relative valuation basis mortgages appear cheap, although uncertainty was increased in the market by Treasury Undersecretary Gensler's testimony concerning a bill seeking to end the quasi-governmental status of FNMA and FHLMC. GNMAs performed well during the first quarter as a Treasury substitute, since it is the only other asset class backed by the full faith and credit of the U.S. Government, but much of this fear has now dissipated and led to better performance in Fnma and FHLMC.

      Despite a very buoyant economic environment, credit parameters did not improve much in 1999 in the investment corporate bond universe, raising concerns about vulnerability to a down turn. So far in 2000, investment grade corporate securities have encountered difficulty as fixed income investors sought the credit quality and liquidity of treasuries. During the period, corporates as measured BY MERRILL LYNCH U.S. CORPORATE MASTER INDEX returned 2.60%, under performing the LEHMAN BROTHERS AGGREGATE INDEX'S 4.56%. Fundamentally the corporate market appears healthy, with companies reporting strong earnings for the fourth quarter 1999 and in the first half of the calendar year. The negatives in the corporate market are from stock market volatility, poor liquidity, increased leverage and deteriorating credit quality, which has increased uncertainty in the market. With the uncertainty of future fed action in the market, lower current yields could cloud the supply picture and lead to an acceleration in issuance.

THE TRUST'S PORTFOLIO AND INVESTMENT STRATEGY

      BlackRock actively manages the Trust's portfolio holdings consistent with BlackRock's overall market outlook and the Trust's investment objective. The following chart compares the Trust's current and June 30, 1999 asset composition.

                       THE BLACKROCK 2001 TERM TRUST INC.
--------------------------------------------------------------------------------
COMPOSITION                                 JUNE 30, 2000    JUNE 30, 1999
--------------------------------------------------------------------------------
Corporate Bonds                                  29%             19%
--------------------------------------------------------------------------------
U.S. Government Securities                       15%             24%
--------------------------------------------------------------------------------
Commercial Paper & Discount Notes                15%              5%
--------------------------------------------------------------------------------
Asset-Backed Securities                           9%              7%
--------------------------------------------------------------------------------
Mortgage Pass-Throughs                            8%             14%
--------------------------------------------------------------------------------
Stripped Money Market Instruments                 8%              6%
--------------------------------------------------------------------------------
Zero Coupon Bonds                                 5%             11%
--------------------------------------------------------------------------------
Agency Multiple Class Mortgage Pass-Throughs      4%              3%
--------------------------------------------------------------------------------
Taxable Municipal Bonds                           2%              2%
--------------------------------------------------------------------------------
Principal-Only Mortgage-Backed Securities         2%              3%
--------------------------------------------------------------------------------
Adjustable &Inverse Floating Rate Mortgages       1%              1%
--------------------------------------------------------------------------------
Interest-Only Mortgage-Backed Securities          1%              3%
--------------------------------------------------------------------------------
Commercial Mortgage-Backed Securities             1%              2%
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
                                              RATING % OF CORPORATES
--------------------------------------------------------------------------------
              CREDIT RATING                 JUNE 30, 2000   JUNE 30, 1999
--------------------------------------------------------------------------------
            AAA or equivalent                     1%             1%
--------------------------------------------------------------------------------
            AA or equivalent                     14%             20%
--------------------------------------------------------------------------------
             A or equivalent                     31%             39%
--------------------------------------------------------------------------------
            BBB or equivalent                    51%             37%
--------------------------------------------------------------------------------
            BB or equivalent                      2%             --
--------------------------------------------------------------------------------
                   N/R                            1%             3%
--------------------------------------------------------------------------------

      In accordance with the Trust's primary investment objective of returning the initial offer price upon maturity, the Trust's portfolio management activity focused on adding securities which offer attractive yield spreads over Treasury securities and an emphasis on bonds with maturity dates approximating the Trust's termination date of June 30, 2001. Additionally, the Trust has been active in reducing positions in bonds which have maturity dates or potential cash flows after the Trust's termination date.

      During the year, the most significant additions to the portfolio have been in the corporate bond sector asset-backed securities, commercial paper and discount notes. To finance these purchases, the Trust sold zero coupon bonds, U.S. Treasuries, interest-only and principal-only securities and mortgage pass-through, as their maturity dates may extend past the Trust's termination date in a rising interest rate environment. The Trust sold these securities to reduce positions that extend past the end of the Trust and to increase current cash flows to the Trust.

      We look forward to managing the Trust to benefit from the opportunities available in the fixed income markets and to meet its investment objective. We thank you for your investment in the BlackRock 2001 Term Trust Inc. Please feel free to contact our marketing center at (800) 227-7BFM (7236) if you have specific questions which were not addressed in this report.

Sincerely,

/s/ ROBERT S. KAPITO                     /s/ MICHAEL P. LUSTIG
--------------------                     ---------------------
Robert S. Kapito                         Michael P. Lustig
Vice Chairman and Portfolio Manager      Managing Director and Portfolio Manager
BlackRock Advisors, Inc.                 BlackRock Advisors, Inc.

--------------------------------------------------------------------------------
                    THE BLACKROCK 2001 TERM TRUST INC.
--------------------------------------------------------------------------------
Symbol on New York Stock Exchange:                                BTM
--------------------------------------------------------------------------------
Initial Offering Date:                                       July 23, 1992
--------------------------------------------------------------------------------
Closing Stock Price as of 6/30/00:                               $9.125
--------------------------------------------------------------------------------
Net Asset Value as of 6/30/00:                                   $9.35
--------------------------------------------------------------------------------
Yield on Closing Stock Price as of 6/30/00 ($9.125)1:             0.55%
--------------------------------------------------------------------------------
Current Monthly Distribution per Share2:                         $0.004167
--------------------------------------------------------------------------------
Current Annualized Distribution per Share2:                      $0.05
--------------------------------------------------------------------------------

----------
1 Yield on Closing Stock Price is calculated by dividing the current  annualized distribution per share by the closing stock price per share.
2 Distribution is not constant and is subject to change.

--------------------------------------------------------------------------------
THE BLACKROCK 2001 TERM TRUST INC.
CONSOLIDATED PORTFOLIO OF INVESTMENTS
JUNE 30, 2000
--------------------------------------------------------------------------------
          PRINCIPAL
 RATING*    AMOUNT                                               VALUE
(UNAUDITED) (000)           DESCRIPTION                         (NOTE 1)
--------------------------------------------------------------------------------

                 LONG-TERM INVESTMENTS--93.5%
                 MORTGAGE PASS-THROUGHS--8.8%
                 Federal Home Loan Mortgage Corp.,
       $ 1,549@    6.50%, 9/01/25 - 4/01/29 ...............  $ 1,463,863
           332     7.50%, 10/01/13 ........................      327,677
         7,704     8.144%, 12/01/01,
                     7 Year Multifamily ...................    7,735,362
         4,107     8.50%, 2/01/08 .........................    4,147,044
           326   Federal Housing Administration,
                   Ponds at Punaluu,
                   7.625%, 4/01/37 ........................      325,825
                 Federal National Mortgage
                   Association,
        10,312@    6.50%, 6/01/23 - 4/01/29 ...............    9,792,004
        50,000     6.52%, 3/16/01 .........................   49,859,500
         8,058@    7.00%, 10/01/22 - 11/01/28 .............    7,793,906
         4,065     7.50%, 9/01/07 - 7/01/23 ...............    4,000,105
         9,959     7.695%, 5/01/01,
                     7 Year Multifamily ...................    9,934,353
        10,952     7.79%, 2/01/01,
                     7 Year Multifamily ...................   10,952,826
         3,675     8.00%, 3/01/01,
                     7 Year Multifamily ...................    3,678,564
         3,032     8.50%, 11/01/03 - 9/01/10,
                     15 Year Multifamily ..................    3,084,395
         4,088   Government National Mortgage
                   Association,
                   8.00%, 1/15/23 - 6/15/24 ...............    4,131,831
                                                             -----------
                                                             117,227,255
                                                             -----------
                 AGENCY MULTIPLE CLASS MORTGAGE
                 PASS-THROUGHS--3.6%
                 Federal Home Loan Mortgage Corp.,
                   Multiclass Mortgage
                   Participation Certificates,
        17,491     Ser. 1507, Class 1507-EB,
                     1/15/18 ..............................   17,354,387
            93     Ser. 1563, Class 1563-S,
                     10/15/07 .............................       85,378
            88     Ser. 1663, Class 1663-A,
                     7/15/23 ..............................       85,397
           244     Ser. 1686, Class 1686-PK,
                     4/15/23 ..............................      241,748
         2,046     Ser. 1944, Class 1944-HA,
                     1/15/25 ..............................    2,070,030
         3,052     Ser. 1990, Class 1990-B,
                     9/15/24 ..............................    3,127,768
                 Federal National Mortgage Association,
                   REMIC Pass-Through Certificates,
         1,214     Trust 269, Class 269-1,
                     8/01/22 ..............................    1,243,397
         3,863     Trust 1990-144, Class 144-W,
                     12/25/20 .............................    4,087,340
         2,050     Trust 1993-71, Class 71-PG,
                     7/25/07 ..............................    2,028,003
         1,601@    Trust 1993-M2, Class M2-H,
                     11/25/03 .............................    1,580,631
         4,764     Trust 1994-22, Class 22-A,
                     3/25/22 ..............................    4,705,433
         4,094     Trust 1994-81, Class 81-PE,
                     6/25/18 ..............................    4,079,665
         5,611     Trust 1996-T6, Class T6-C,
                     2/26/01 ..............................    5,557,430
         1,386     Trust 1996-T6, Class T6-D,
                     2/26/01 ..............................    1,376,547
           138   Government National Mortgage
                   Association, REMIC
                   Pass-Through Certificates,
                   Trust 1996-26, Class 26-A,
                     1/16/20 ..............................      137,828
                                                              ----------
                                                              47,760,982
                                                              ----------
                 NON-AGENCY MULTIPLE CLASS
                 MORTGAGE PASS-THROUGHS--0.1%
 AAA       170   Collateralized Mortgage Securities Corp.,
                   Ser. F, Class F4-A, 11/01/15 ...........      174,588
 Aaa     1,000   Structured Asset Mortgage
                   Investments Inc.,
                   Ser. 1998-12, Class 12-A1,
                     2/25/29 ..............................      986,250
                                                              ----------
                                                               1,160,838
                                                              ----------
                 ADJUSTABLE & INVERSE FLOATING
                 RATE MORTGAGES--1.4%
                 Federal Home Loan Mortgage Corp.,
                   Multiclass Mortgage
                   Participation Certificates,
         1,367     Ser. 1454, Class 1454-FB,
                     4/15/20 ..............................    1,387,029
            23     Ser. 1512, Class 1512-LA,
                     5/15/08 ..............................       21,140
           356     Ser. 1563, Class 1563-SB,
                     8/15/08 ..............................      348,589
           603     Ser. 1592, Class 1592-NE,
                     12/15/22 .............................      550,061

See Notes to Consolidated Financial Statements.

--------------------------------------------------------------------------------
          PRINCIPAL
 RATING*    AMOUNT                                               VALUE
(UNAUDITED) (000)           DESCRIPTION                         (NOTE 1)
--------------------------------------------------------------------------------
                 ADJUSTABLE & INVERSE FLOATING
                 RATE MORTGAGES (CONTINUED)
      $    876     Ser. 1606, Class 1606-SB,
                     11/15/08 ..............................  $ 839,073
         1,481     Ser. 1617, Class 1617-EB,
                     9/15/23 ...............................  1,448,239
         1,827     Ser. 1671, Class 1671-KB,
                     2/15/24 ...............................  1,761,346
                 Federal National Mortgage Association,
                   REMIC Pass-Through Certificates,
         2,247     Trust 1992-155, Class 155-SA,
                     10/25/05 ..............................  2,248,781
           166     Trust 1993-99, Class 99-SB,
                     7/25/23 ...............................    165,061
           230     Trust 1993-117, Class 117-S,
                     7/25/08 ...............................    220,529
         1,391     Trust 1993-165, Class 165-SL,
                     10/25/21 ..............................  1,361,783
         1,719     Trust 1993-178, Class 178-SC,
                     9/25/23 ...............................  1,799,487
         1,859     Trust 1993-196, Class 196-SM,
                     10/25/08 ..............................  1,585,512
         1,111     Trust 1993-214, Class 214-SO,
                     12/25/08 ..............................  1,076,374
         1,060     Trust 1993-225 Class 225-FF,
                     9/25/22 ...............................  1,061,555
         1,500     Trust 1993-G17, Class G17-SH,
                     4/25/23 ...............................    625,320
           396     Trust 1994-42, Class 42-SM,
                     1/25/24 ...............................    387,695
         1,408     Trust 1998-38, Class 38-S,
                     1/18/12 ...............................  1,399,671
                                                             ----------
                                                             18,287,245
                                                             ----------
                 INTEREST ONLY MORTGAGE-BACKED
                 SECURITIES--1.3%
                 Federal Home Loan Mortgage Corp.,
                   Multiclass Mortgage
                   Participation Certificates,
         3,404     Ser. G3, Class G3-S,
                     4/25/19 ...............................     53,443
           675     Ser. G29, Class G29-IA,
                     6/25/20 ...............................     38,705
         3,689     Ser. G32, Class G32-PT,
                     2/25/19 ...............................    134,857
           922     Ser. G32, Class G32-TT,
                     2/25/19 ...............................     33,714
            27     Ser. 113, Class 113-N,
                     5/15/21 ...............................    802,844
             9     Ser. 1185, Class 1185-C,
                     12/15/06 ..............................    117,240
            13     Ser. 1283, Class 1283-X,
                     6/15/22 ...............................    365,540
            10     Ser. 1388, Class 1388-G,
                     5/15/06 ...............................     93,134
             4     Ser. 1404, Class 1404-E,
                     1/15/06 ...............................     25,335
         4,617     Ser. 1422, Class 1422-IB,
                     11/15/07 ..............................    481,145
         3,343     Ser. 1605, Class 1605-S,
                     8/15/06 ...............................      9,729
         6,268     Ser. 1621, Class 1621-SJ,
                     10/15/20 ..............................     96,589
         3,847     Ser. 1640, Class 1640-SD,
                     12/15/00 ..............................      7,964
         5,416     Ser. 1849, Class 1849-EL,
                     12/15/08 ..............................    423,226
        25,718     Ser. 1954, Class 1954-MD,
                     3/15/16 ...............................  1,842,672
                 Federal National Mortgage Association,
                   REMIC Pass-Through Certificates,
             4     Trust 1991-29, Class 29-J,
                     4/25/21 ...............................    123,705
            10     Trust 1991-80, Class 80-Q,
                     7/25/21 ...............................    297,561
            11     Trust 1991-G46, Class G46-K,
                     12/25/09 ..............................    266,751
           889     Trust 1993-68, Class 68-PJ,
                     11/25/06 ..............................     41,758
         7,008     Trust 1993-82, Class 82-SA,
                     5/25/23 ...............................    157,956
         1,890     Trust 1993-141, Class 141-PW,
                     6/25/18 ...............................     67,653
        29,790     Trust 1993-202, Class 202-SL,
                     11/25/23 ..............................    733,432
         8,336     Trust 1993-240, Class 240-PS,
                     9/25/12 ...............................     74,774
        18,999     Trust 1993-G31, Class G31-PS,
                     8/25/18 ...............................    211,080
         7,300     Trust 1996-24, Class 24-SB,
                     10/25/08 ..............................  1,147,852
         9,471     Trust 1996-40, Class 40-SG,
                     3/25/09 ...............................  1,293,213
         1,321     Trust 1996-54, Class 54-SM,
                     9/25/23 ...............................    281,106
        40,907     Trust 1997-35, Class 35-SB,
                     3/25/09 ...............................    464,080
        23,700     Trust 1997-50, Class 50-HK,
                     8/25/27 ...............................  6,705,941
        24,764     Trust 1998-3, Class 3-SC,
                     2/18/28 ...............................    263,114
                                                             ----------
                                                             16,656,113
                                                             ----------

                 PRINCIPAL ONLY MORTGAGE-BACKED
                 SECURITIES--2.3%
                 Federal Home Loan Mortgage Corp.,
                   Multiclass Mortgage
                   Participation Certificates,
           337     Ser. 1338, Class 1338-Q
                     8/15/07 ...............................    286,246
         4,333     Ser. 1662, Class 1662-PO,
                     1/15/09 ...............................  3,478,575


See Notes to Consolidated Financial Statements.

--------------------------------------------------------------------------------
          PRINCIPAL
 RATING*    AMOUNT                                               VALUE
(UNAUDITED) (000)           DESCRIPTION                         (NOTE 1)
--------------------------------------------------------------------------------

                 PRINCIPAL ONLY MORTGAGE-BACKED
                 SECURITIES (CONTINUED)
     $   2,165     Ser. 1721, Class 1721-OC,
                     5/15/24 ............................... $1,236,511
         2,974     Ser. 1870, Class 1870-PA,
                     8/15/01 ...............................  2,851,322
                 Federal National Mortgage Association,
                   REMIC Pass-Through Certificates,
         1,393     Trust 3, Class 1, 2/01/17 ...............  1,093,545
         1,429     Trust 5, Class 1, 9/01/07 ...............  1,182,472
            42     Trust 1991-G44, Class G44-H,
                     11/25/21 ..............................     41,724
           355     Trust 1991-167, Class 167-B,
                     10/25/17 ..............................    245,522
           321     Trust 1993-151, Class 151-E,
                     5/25/23 ...............................    266,958
         6,709     Trust 1993-257, Class 257-A,
                     6/25/23 ...............................  6,467,025
         6,873     Trust 1994-8, Class 8-G,
                     11/25/23 ..............................  6,230,483
         4,703     Trust 1994-53, Class 53-EA,
                     11/25/23 ..............................  4,060,308
         2,432     Trust 1994-54, Class 54-B,
                     11/25/23 ..............................  2,360,785
                                                             ----------
                                                             29,801,476
                                                             ----------

                 COMMERCIAL MORTGAGE-BACKED
                 SECURITIES--0.8%
AAA      5,200   PaineWebber Mortgage
                   Acceptance Corp. IV,
                   Ser. 1995-M1, Class A,
                   6.70%, 1/15/07 ** .......................  5,092,724
                 Resolution Trust Corp.,
AA       3,168     Ser. 1994-C1, Class C,
                   8.00%, 6/25/26 ..........................  3,164,441
A        2,885     Ser. 1994-C2, Class D,
                   8.00%, 4/25/25 ..........................  2,856,608
                                                             ----------
                                                             11,113,773
                                                             ----------
                 ASSET-BACKED SECURITIES--10.2%
BBB+     1,758   Amresco Securitized Interest,
                   Ser. 1996-1, Class A,
                   8.10%, 4/26/26 ** .......................  1,265,495
                 Broad Index Secured Trust Offering,
Baa2    10,000     6.58%, 3/26/01                             9,881,866
Baa2    10,000     8.42%, 9/09/01** ........................  9,965,625
AAA      6,000@  Chase Credit Card Master Trust,
                   Ser. 1997-2, Class A,
                   6.30%, 4/15/03 ..........................  5,994,360
AAA      3,182   Chase Manhattan Grantor Trust,
                   Ser. 1996-B, Class A,
                   6.61%, 9/15/02 ..........................  3,173,552
AAA     35,000@  Citibank Credit Card Trust,
                   Ser. 1996-1, Class A,
                   Zero Coupon, 2/07/03 .................... 33,512,500
NR       5,874+  Global Rated Eligible Asset Trust,
                   Ser. 1998-A, Class A-1,
                   7.33%, 3/15/06 **/*** ...................  1,762,130
AAA     35,000   Honda Auto Lease Trust,
                   Ser. 1999-A, Class A-3,
                   6.10%, 1/15/02 .......................... 34,721,094
AAA      7,000   IMC Home Equity Loan Trust,
                   Ser. 1998-3, Class A-9,
                   5.35%, 6/20/01 ..........................    430,938
AAA     25,000   MBNA Master Credit Card Trust II,
                   Ser. 1996-D, Class A,
                   6.80%, 9/15/03 .......................... 25,023,250
A        5,587   Newcourt Equipment Trust,
                   Ser. 1998-1, Class B,
                   5.97%, 4/20/05 ..........................  5,524,449
                 Structured Mortgage Asset
                   Residential Trust, @@/***
NR       9,989+    Ser. 1997-2, 8.24%, 3/15/06 .............  2,197,641
NR      11,016+    Ser. 1997-3, 8.57%, 4/15/06 .............  2,423,565
                                                            -----------
                                                            135,876,465
                                                            -----------
                 U.S GOVERNMENT SECURITIES--16.5%
                 U.S. Treasury Bonds,
        31,754     3.625%, 4/15/28 (TIPS) .................. 30,265,468
        15,000@    6.125%, 11/15/27 ........................ 14,967,150
                 U.S. Treasury Notes,
        50,000@    4.50%, 9/30/00 .......................... 49,789,000
        25,000@    5.50%, 7/31/01 .......................... 24,746,000
       100,000@    5.75%, 6/30/01 .......................... 99,266,000
                                                            -----------
                                                            219,033,618
                                                            -----------

                 ZERO COUPON BONDS--5.7%
         6,785   Coupon Treasury Receipt,
                   2/15/01 .................................  6,546,877
                 Government Trust Certificates,
        35,925     Ser. 1-D, 11/15/00 ...................... 35,117,765
        34,630     Ser. 2-F, 11/15/00 ...................... 33,851,864
                                                            -----------
                                                             75,516,506
                                                            -----------

                 TAXABLE MUNICIPAL BONDS--2.3%
AAA      1,000   Kern County California
                   Pension Obligation,
                   6.27%, 8/15/01 ..........................    991,210
AAA      2,035   Long Beach California
                   Pension Obligation,
                   6.45%, 9/01/01 ..........................  2,020,369
AAA      6,000   Los Angeles County California
                   Pension Obligation,
                   Ser. D, 6.38%, 6/30/01 ..................  5,959,560

NR       4,970   Massachusetts Housing Fin. Agency,
                   Ser. 1991-B, 6.85%, 10/01/20 ............  4,637,805
                 New York City G.O., Ser. I,
A-       5,000     6.40%, 3/15/01 ..........................  4,975,100
A-       2,155     7.24%, 4/15/01 ..........................  2,154,181
A-       2,845     7.24%, 4/15/01, ETM .....................  2,847,219


See Notes to Consolidated Financial Statements.

--------------------------------------------------------------------------------
          PRINCIPAL
 RATING*    AMOUNT                                               VALUE
(UNAUDITED) (000)           DESCRIPTION                         (NOTE 1)
--------------------------------------------------------------------------------

                 TAXABLE MUNICIPAL BONDS (CONTINUED)
A-    $  1,000   New York State Environmental
                   Facility Auth.,
                   Ser. A, 6.62%, 3/15/01 .................  $  994,280
A        3,345   New York State Housing Fin. Agency,
                   Ser. B, 7.14%, 9/15/02 .................   3,318,374
A        2,000   New York State Urban
                   Dev. Corp.,
                   Ser. B, 6.90%, 4/01/01 .................   1,991,740
AAA      1,000   St. Josephs Health
                   Systems California,
                   Ser. A, 7.02%, 7/01/01 .................     998,110
                                                             ----------
                                                             30,887,948
                                                             ----------

                 CORPORATE BONDS--32.1%
                 FINANCE & BANKING--18.7%
A3       1,300@  Amsouth Bancorp.,
                   6.75%, 11/01/25 .........................  1,224,938
A-       5,000   Aristar, Inc.,
                   7.25%, 6/15/01 ..........................  4,962,200
AA-      5,000   Associates Corp.,
                   6.68%, 7/25/00 ..........................  5,000,400
                 AT&T Corp.,
A+      10,000     5.74%, 6/30/01 ..........................  9,820,200
A+      11,600     6.25%, 5/15/01 .......................... 11,465,440
Baa2     9,000   Capital One Bank,
                   6.26%, 5/07/01 ..........................  8,856,180
                 Case Credit Corp.,
BBB      2,150     5.85%, 2/20/01 ..........................  2,131,747
BBB     10,400     5.91%, 2/19/01 .......................... 10,315,760
BBB     11,200     6.24%, 11/06/00 ......................... 11,166,288
                 Comdisco Inc.,
BBB+     5,000     5.75%, 2/15/01 ..........................  4,940,100
BBB+    21,000     6.10%, 6/05/01 .......................... 20,718,600
BBB+    10,000     6.68%, 6/29/01 ..........................  9,920,000
A-      15,000   Donaldson, Lufkin & Jenrette,
                   5.625%, 2/15/16 ......................... 14,807,550
BBB-    10,000   Franchise Finance Corp.,
                   7.00%, 11/30/00 .........................  9,965,700
A+       6,750   Goldman Sachs Group,
                   6.20%, 12/15/00 ** ......................  6,723,810
A3       5,000   Great Western Financial Corp.,
                   6.375%, 7/01/00 .........................  4,999,900
                 Lehman Brothers Holdings, Inc.,
A        8,000     6.75%, 9/24/01 ..........................  7,912,382
A       10,000     7.25%, 4/15/03 ..........................  9,822,662
AA-     10,715   Merrill Lynch & Co., Inc.,
                   5.75%, 11/04/02 ......................... 10,373,350
AA-      3,800   Morgan Stanley Dean Witter
                   Discover, Inc.,
                   5.75%, 2/15/01 ..........................  3,767,662
Aa2     10,000   Nations Bank Corp.,
                   7.00%, 9/15/01 ..........................  9,962,200
BBB+    10,000   PaineWebber Group Inc.,
                   5.81%, 6/08/01 ..........................  9,813,719
A3      10,000   Popular Inc.,
                   6.20%, 4/30/01 ..........................  9,873,100
A+       5,000   Prudential Funding Corp.,
                   6.00%, 5/11/01 ** .......................  4,948,900
BBB+     6,590   Ryder Systems Inc.,
                   9.25%, 5/15/01 ..........................  6,638,395
                 Salomon Smith Barney Holdings Inc.,
Aa3     13,000     5.875%, 2/01/01 ......................... 12,900,030
Aa3     12,500     6.625%, 11/30/00 ........................ 12,479,125
Aa3      1,925   Security Pacific Corp.,
                   11.00%, 3/01/01 .........................  1,969,083
BB       5,500   Trinet Corporate Realty Trust,
                   7.30%, 5/15/01 ..........................  5,374,655
A2       5,000   Union Planters National Bank,
                   6.76%, 10/30/01                            4,961,250
                                                            -----------
                                                            247,815,326
                                                            -----------
                 INDUSTRIALS--6.4%
BBB     10,000   Amerco Inc.,
                   7.49%, 9/18/01 .......................... 10,063,400
A+      10,000   Ford Motor Credit Co.,
                   6.18%, 12/27/01 .........................  9,854,500
BBB+    14,505   ICI Wilmington Inc.,
                   8.75%, 5/01/01 .......................... 14,568,387
BBB     16,000   Phillips Petroleum Co.,
                   9.00%, 6/01/01 .......................... 16,222,880
Baa1    15,000   TRW Inc.,
                   6.45%, 6/15/01 .......................... 14,814,876
A+      11,380   TTX Co.,
                   5.75%, 3/23/01 ** ....................... 11,266,200
A-       1,500   Tyco International Group,
                   6.125%, 6/15/01 .........................  1,479,001
BBB+     2,800   Westinghouse Electric Corp.,
                   8.875%, 6/01/01 .........................  2,837,212
BBB      4,550   WMX Technologies Inc.,
                   7.125%, 6/15/01 .........................  4,475,107
                                                             ----------
                                                             85,581,563
                                                             ----------

                 UTILITIES--1.7%
AA-      5,000   Duke Energy Corp.,
                   5.875%, 6/01/01 .........................  4,941,550
BBB-     4,000   El Paso Electric Co.,
                   7.75%, 5/01/01 ..........................  3,993,560
BBB      9,000   Pacificorp Holdings Inc.,
                   6.75%, 4/01/01 ** .......................  8,955,900
BBB+     5,000   Potomac Capital Investment Corp.,
                   6.90%, 8/09/00 ** .......................  5,000,000
                                                             ----------
                                                             22,891,010
                                                             ----------

                 YANKEE--5.3%
Aaa      3,350   African Development Bank,
                   8.625%, 5/01/01 .........................  3,392,578
NR       4,619   Banamex Remittance Master Trust,
                   Ser. 1996, 7.57%, 1/01/01 ** ............  4,601,868
BBB-    15,000   Empresa Electric Guacolda SA,
                   7.60%, 4/30/01 ** ....................... 14,752,500
A+      18,000   Province of Quebec,
                   9.125%, 8/22/01 ......................... 18,299,044


See Notes to Consolidated Financial Statements.

--------------------------------------------------------------------------------
          PRINCIPAL
 RATING*    AMOUNT                                               VALUE
(UNAUDITED) (000)           DESCRIPTION                         (NOTE 1)
--------------------------------------------------------------------------------

                 YANKEE (CONTINUED)
BBB  $  15,000   Republic of Argentina,
                   Zero Coupon, 4/15/01 ...............   $  13,912,500
BB+      3,000   Republic of Colombia,
                   8.00%, 6/14/01 .....................       2,910,000
BBB-    12,000   Transpatadora de Gas,
                   10.25%, 4/25/01 ....................      12,060,000
                                                          -------------
                                                             69,928,490
                                                          -------------

                 Total corporate bonds ................     426,216,389
                                                          -------------

                 STRIPPED MONEY MARKET
                 INSTRUMENTS--8.4%
        65,000   Aim Prime Money Market Portfolio,
                   1/02/01 ............................      62,969,205
        50,000   Goldman Sachs Money
                   Market Portfolio,
                   1/02/01 ............................      48,433,200
                                                          -------------
                                                            111,402,405
                                                          -------------

       NOTIONAL
        AMOUNT
         (000)
       -------
                 CALL OPTIONS PURCHASED--0.0%
       200,000   Interest Rate Swap,
                   5.60% over 3 month LIBOR,
                   expires 8/7/00 .....................              20
                                                          -------------
                 Total long-term investments
                   (cost $1,239,011,789) ..............   1,240,941,033
                                                          -------------

       PRINCIPAL
        AMOUNT
         (000)
        -------
                 SHORT-TERM INVESTMENTS--16.4%
                 COMMERCIAL PAPER--5.9%
A-1+    50,000   Bayerische Landesbank,
                   6.85%, 5/15/01 .....................      50,005,698
P-2     15,000   Edison Mission Energy, **
                   6.92%, 2/15/01 .....................      14,339,717
P-2     15,000   Williams Holdings of Delaware Inc.,
                   7.05%, 3/09/01 .....................      14,262,687
                                                          -------------
                                                             78,608,102
                                                          -------------

                 DISCOUNT NOTES--10.5%
                 Federal Home Loan Bank,
        50,000     6.40%, 7/14/00 .....................      49,884,444
        42,355     6.57%, 7/03/00 .....................      42,339,541
        46,505   Student Loan Marketing Association,
                   6.57%, 7/03/00 .....................      46,488,026
                                                          -------------
                                                            138,712,011
                                                          -------------
                 Total short-term investments
                   (amortized cost $217,320,113) ......     217,320,113
                                                          -------------
                 Total investments, before
                   investments sold short--109.9%
                   (cost $1,456,331,902) ..............   1,458,261,146
                                                          -------------
                 INVESTMENTS SOLD
                 SHORT--(15.5%)
       (32,500)  U.S. Treasury Bonds,
                   6.125%, 8/15/29 ....................     (32,825,000)
      (173,500)  U.S. Treasury Notes,
                   6.00% 8/15/09 ......................    (172,117,205)
                                                          -------------
                 (proceeds received $197,660,469) .....    (204,942,205)
                                                          -------------


                 Total investments, net of
                   investments sold short--94.4%
                   (cost $1,258,671,433) ..............   1,253,318,941


                 Other assets in excess of
                   liabilities--5.6% ..................      74,093,692
                                                          -------------


                 NET ASSETS--100% .....................  $1,327,412,633
                                                         ==============

------------
    * Using the higher of Standard & Poor's, Moody's or Fitch's rating.
   ** Security is exempt from registration under Rule 144A of the Securities Act of 1933. These securities may be resold in transactions exempt from registration to qualified institutional buyers.
  *** Illiquid securities representing 0.48% of net assets.
    @ Entire or partial principal amount pledged as collateral for reverse repurchase agreements or financial futures contracts.
   @@ Securities  are  restricted  as to  public  resale.  The  securities  were acquired in 1997 and have an aggregate current cost of $6,758,867.
    + Security is fair valued. (Note 1).

                              KEY TO ABBREVIATIONS
--------------------------------------------------------------------------------
    CMT--  Constant Maturity Treasury.
    ETM--  Escrowed to Maturity.
   G.O.--  General Obligation.
  LIBOR--  London InterBank Offer Rate.
  REMIC--  Real Estate Mortgage Investment Conduit.
   TIPS--  Treasury Inflation Protection Security.
--------------------------------------------------------------------------------

See Notes to Consolidated Financial Statements.

--------------------------------------------------------------------------------
THE BLACKROCK 2001 TERM TRUST INC.
CONSOLIDATED STATEMENT OF
ASSETS AND LIABILITIES
JUNE 30, 2000
--------------------------------------------------------------------------------

ASSETS
Investments at value
  (cost $1,456,331,902) (Note 1) ......................  $1,458,261,146
Cash ..................................................       3,817,491
Deposits with brokers as collateral
  for investments sold short (Note 1) .................     209,740,000
Receivable for investments sold .......................      65,811,529
Interest receivable ...................................      13,373,781
Unrealized appreciation on interest rate swaps
  (Notes 1 & 3) .......................................       3,500,170
Unrealized appreciation on credit default swaps
  (Notes 1 & 3) .......................................           8,059
Other assets ..........................................          60,734
                                                         --------------
                                                          1,754,572,910
                                                         --------------

LIABILITIES
Investments sold short, at value
  (proceeds $197,660,469) (Note 1) ....................     204,942,205
Reverse repurchase agreements (Note 4) ................     175,789,892
Payable for investments purchased .....................      41,736,667
Interest rate caps, at value
  (amortized premium $746,744) (Note 1) ...............       3,658,066
Investment advisory fee payable (Note 2) ..............         436,249
Administration fee payable (Note 2) ...................         109,062
Due to broker-variation margin ........................          23,447
Accrued expenses and other liabilities ................         464,689
                                                         --------------
                                                            427,160,277
                                                         --------------
NET ASSETS ............................................  $1,327,412,633
                                                         ==============
Net assets were comprised of:
  Common stock, at par (Note 5) .......................      $1,420,106
  Paid-in capital in excess of par ....................   1,329,702,046
                                                         --------------
                                                          1,331,122,152
  Undistributed net investment income .................      96,988,672
  Accumulated net realized loss .......................     (96,120,130)
  Net unrealized depreciation .........................      (4,578,061)
                                                         --------------
  Net assets, June 30, 2000 ...........................  $1,327,412,633
                                                         ==============
Net asset value per share:
  ($1,327,412,633 / 142,010,583 shares of
  common stock issued and outstanding) ................           $9.35
                                                                  =====

--------------------------------------------------------------------------------
THE BLACKROCK 2001 TERM TRUST INC.
CONSOLIDATED STATEMENT OF OPERATIONS
FOR THE YEAR ENDED
JUNE 30, 2000
--------------------------------------------------------------------------------

NET INVESTMENT INCOME
Income
  Interest (net of premium amortization
    of $7,606,966 and interest expense
    of $30,708,835) ...................................    $ 52,443,206
                                                           ------------
Operating expenses
  Investment advisory .................................       5,306,891
  Administration ......................................       1,326,723
  Legal ...............................................         340,000
  Custodian ...........................................         303,000
  Reports to shareholders .............................         221,000
  Independent accountants .............................         128,500
  Registration ........................................         119,000
  Transfer agent ......................................          99,000
  Directors ...........................................          75,500
  Miscellaneous .......................................         344,398
                                                           ------------
    Total operating expenses ..........................       8,264,012
                                                           ------------
  Net investment income before excise tax                    44,179,194
   Excise tax .........................................       2,872,454
                                                           ------------
  Net investment income ...............................      41,306,740
                                                           ------------

REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS
Net realized gain (loss) on:
   Investments ........................................     (18,497,839)
   Caps ...............................................         923,902
  Futures .............................................      (9,067,866)
  Options written .....................................       1,960,000
  Short sales .........................................      (1,152,414)
  Swaps ...............................................       6,281,583
                                                           ------------
                                                            (19,552,634)
                                                           ------------
Net change in unrealized appreciation (depreciation) on:
  Investments .........................................      25,947,929
  Caps ................................................      (1,981,177)
  Futures .............................................       1,925,484
  Options written .....................................      (1,959,296)
  Short sales .........................................      (6,331,239)
  Swaps ...............................................       3,420,776
                                                           ------------
                                                             21,022,477
                                                           ------------
Net gain on investments ...............................       1,469,843
                                                           ------------

NET INCREASE IN NET ASSETS RESULTING FROM OPERATIONS ..    $ 42,776,583
                                                           ============

See Notes to Consolidated Financial Statements.

--------------------------------------------------------------------------------
THE BLACKROCK 2001 TERM TRUST INC.
CONSOLIDATED STATEMENT OF CASH FLOWS
FOR THE YEAR ENDED JUNE 30, 2000
--------------------------------------------------------------------------------

RECONCILIATION OF NET INCREASE IN NET ASSETS
 RESULTING FROM OPERATIONS TO NET CASH FLOWS
 PROVIDED BY OPERATING ACTIVITIES

Net increase in net assets resulting from
  operations .......................................     $   42,776,583
                                                         --------------
Decrease in investments ............................        401,660,633
Net realized loss ..................................         19,552,634
Decrease in unrealized depreciation ................        (21,022,477)
Increase in unrealized appreciation on
  credit default rate swaps .........................            (8,059)
Increase in unrealized appreciation on
  interest rate swaps ...............................        (3,412,717)
Decrease in interest receivable .....................         2,182,438
Increase in receivable for investments sold .........       (64,819,603)
Increase in deposits with brokers for
  investments sold short ............................      (142,677,500)
Decrease in other assets ............................           613,874
Decrease in payable for investments purchased .......       (15,682,665)
Decrease in call options written ....................              (704)
Increase in interest rate caps ......................         2,855,419
Increase in payable for investments sold short ......       138,457,645
Decrease in due to broker-variation margin ..........        (1,196,724)
Decrease in dividends payable .......................          (250,206)
Increase in accrued expenses and other
  liabilities .......................................            86,877
                                                         --------------
  Total adjustments .................................       316,338,865
                                                         --------------
Net cash flows provided by operating
  activities ........................................    $  359,115,448
                                                         ==============

INCREASE (DECREASE) IN CASH
Net cash flows provided by operating activities .....    $  359,115,448
                                                         --------------
Cash flows used for financing activities:
  Decrease in reverse repurchase agreements .........      (306,804,454)
  Cash dividends paid ...............................       (48,496,182)
                                                         --------------
Net cash flows used for financing activities ........      (355,300,636)
                                                         --------------
Net increase in cash ................................         3,814,812
Cash at beginning of year ...........................             2,679
                                                         --------------
Cash at end of year .................................    $    3,817,491
                                                         ==============

--------------------------------------------------------------------------------
THE BLACKROCK 2001 TERM TRUST INC.
CONSOLIDATED STATEMENTS OF CHANGES
IN NET ASSETS FOR THE YEARS ENDED
--------------------------------------------------------------------------------

                                  JUNE 30,                  JUNE 30,
                                    2000                      1999
                                 ----------                ---------
INCREASE (DECREASE) IN
   NET ASSETS
Operations:
  Net investment income ...    $   41,306,740            $   75,700,234
  Net realized loss .......       (19,552,634)               (3,096,459)
  Net change in unrealized
     appreciation/depreciation     21,022,477               (33,884,583)
                               --------------            --------------
  Net increase in net assets
     resulting from operations     42,776,583                38,719,192
Dividends from net
  investment income .......       (48,496,182)              (56,746,965)
                               --------------            --------------
Total decrease ............        (5,719,599)              (18,027,773)

NET ASSETS
Beginning of year .........     1,333,132,232             1,351,160,005
                               --------------            --------------
End of year (including
  undistributed net investment
  income of $96,988,672 and
  $98,497,981,
  respectively) ...........    $1,327,412,633            $1,333,132,232
                               ==============            ==============



See Notes to Consolidated Financial Statements.

--------------------------------------------------------------------------------
THE BLACKROCK 2001 TERM TRUST INC.
CONSOLIDATED FINANCIAL HIGHLIGHTS
--------------------------------------------------------------------------------

                                                                                 YEAR ENDED JUNE 30,
                                                 ------------------------------------------------------------
                                                       2000       1999         1998       1997          1996
                                                     ---------  ---------   ---------   ---------     ---------
PER SHARE OPERATING PERFORMANCE:
Net asset value, beginning of year ..............  $     9.39   $    9.51   $     9.10  $     8.68    $     8.72
                                                   ----------   ---------   ----------  ----------    ----------
 Net investment income (net of interest
    expense of $0.22, $0.14,
    $0.21, $0.25 and $0.22, respectively) .......        0.29        0.54         0.56        0.62          0.58
Net realized and unrealized gain (loss) .........        0.01       (0.26)        0.25        0.20         (0.17)
                                                   ----------   ---------   ----------  ----------    ----------
Net increase from investment operations .........        0.30        0.28         0.81        0.82          0.41
                                                   ----------   ---------   ----------  ----------    ----------
Dividends from net investment income ............       (0.34)      (0.40)       (0.40)      (0.40)        (0.45)
                                                   ----------   ---------   ----------  ----------    ----------
Net asset value, end of year* ...................  $     9.35   $    9.39   $     9.51  $     9.10    $     8.68
                                                   ==========   =========   ==========  ==========    ==========
Market value, end of year* ......................  $     9.13   $    9.00   $     8.81  $     8.13    $     7.63
                                                   ==========   =========   =========   ==========    ==========
TOTAL INVESTMENT RETURN+ ........................        5.31%       6.72%       13.59%      12.07%         7.83%
RATIOS TO AVERAGE NET ASSETS:
Operating expenses ..............................        0.63%       0.60%        0.59%       0.63%         0.64%
Operating expenses and interest expense .........        2.95%       2.06%        2.80%       3.47%         3.17%
Operating expenses, interest expense and
   excise taxes .................................        3.17%       2.26%        2.95%       3.53%         3.17%
Net investment income ...........................        3.13%       5.58%        5.96%       7.04%         6.57%
SUPPLEMENTAL DATA:
Average net assets (in thousands) ...............  $1,319,473  $1,356,648   $1,327,288  $1,261,766    $1,248,679
Portfolio turnover                                         74%        133%         307%        110%          216%
Net assets, end of year (in thousands) ..........  $1,327,413  $1,333,132   $1,351,160  $1,292,884    $1,232,802
Reverse repurchase agreements outstanding,
  end of year (in thousands) ....................  $  175,790  $  482,594   $   88,476  $  595,783    $  352,757
Asset coverage++ ................................  $    8,551  $    3,762   $   16,271  $    3,170    $    4,495

----------
   * Net asset value and market value are published in BARRON'S on Saturday and THE WALL STREET JOURNAL on Monday.
   + Total investment return is calculated assuming a purchase of common stock at the current market price on the first day and a sale at the current market price on the last day of the each year reported. Dividends are assumed, for purposes of this calculation, to be reinvested at prices obtained under the Trust's dividend reinvestment plan. Total investment return does not reflect brokerage commissions.
  ++ Per $1,000 of reverse repurchase agreement outstanding.

The information above represents the audited operating performance for a share of common stock outstanding, total investment return, ratios to average net assets and other supplemental data for each of the years indicated. This information has been determined based upon financial information provided in the financial statements and market value data for the Trust's shares.



                 See Notes to Consolidated Financial Statements.

--------------------------------------------------------------------------------
THE BLACKROCK 2001 TERM TRUST INC.
NOTES TO CONSOLIDATED FINANCIAL STATEMENTS
--------------------------------------------------------------------------------

NOTE 1.  ORGANIZATION  & ACCOUNTING

The BlackRock 2001 Term Trust Inc. (the "Trust"), a POLICIES Maryland corporation, is a diversified, closed-end management investment company. The primary investment objective of the Trust is to manage a portfolio of investment grade fixed income securities that will return $10 per share to investors on or about June 30, 2001. The ability of issuers of debt securities held by the Trust to meet their obligations may be affected by economic developments in a specific industry or region. No assurance can be given that the Trust's investment objective will be achieved.

   On October 17, 1997, the Trust transferred a substantial portion of its total assets to a 100% owned regulated investment company subsidiary called BLK Subsidiary, Inc. These consolidated financial statements include the operations of both the Trust and its wholly-owned subsidiary after elimination of all intercompany transactions and balances.

   The following is a summary of significant accounting policies followed by the
Trust:

SECURITIES VALUATION: The Trust values mortgage-backed, asset-backed and other debt securities, swaps, caps, floors and non-exchange traded options on the basis of current market quotations provided by dealers or pricing services approved by the Trust's Board of Directors. In determining the value of a particular security, pricing services may use certain information with respect to transactions in such securities, quotations from dealers, market transactions in comparable securities, various relationships observed in the market between securities, and calculated yield measures based on valuation technology commonly employed in the market for such securities. Exchange-traded options are valued at their last sales price as of the close of options trading on the applicable exchanges. In the absence of a last sale, options are valued at the average of the quoted bid and asked prices as of the close of business. A futures contract is valued at the last sale price as of the close of the commodities exchange on which it trades. Short-term securities are valued at amortized cost. Any securities or other assets for which such current market quotations are not readily available are valued at fair value as determined in good faith under procedures established by and under the general supervisionand responsibility of the Trust's Board of Directors. At June 30, 2000 the Trust held three positions that were valued at fair value which is significantly lower than their purchase cost. Interest income in the Consolidated Statement of Operations for the year ended June 30, 2000 includes a write down in the amount of $17,192,121. This write down represents a reclarification of unrealized depreciation, and accordingly the net asset value of the Trust was not affected.

REPURCHASE AGREEMENT: In connection with transactions in repurchase agreements, the Trusts custodian takes possession of the underlying collateral securities, the value of which at least equals the principal amount of the repurchase transaction, including accrued interest. To the extent that any repurchase transaction exceeds one business day, the value of the collateral is marked-to-market on a daily basis to ensure the adequacy of the collateral. If the seller defaults and the value of the collateral declines or if bankruptcy proceedings are commenced with respect to the seller of the security, realization of the collateral by the Trust may be delayed or limited.

OPTION SELLING/PURCHASING: When the Trust sells or purchases an option, an amount equal to the premium received or paid by the Trust is recorded as a liability or an asset and is subsequently adjusted to the current market value of the option written or purchased. Premiums received or paid from writing or purchasing options which expire unexercised are treated by the Trust on the expiration date as realized gains or losses. The difference between the premium and the amount paid or received on effecting a closing purchase or sale transaction, including brokerage commissions, is also treated as a realized gain or loss. If an option is exercised, the premium paid or received is added to the proceeds from the sale or cost of the purchase in determining whether the Trust has realized a gain or a loss on investment transactions. The Trust, as writer of an option, may have no control over whether the underlying securities may be sold (call) or purchased (put) and as a result bears the market risk of an unfavorable change in the price of the security underlying the written option.

   Options, when used by the Trust, help in maintaining a targeted duration. Duration is a measure of the price sensitivity of a security or a portfolio to relative changes in interest rates. For instance, a duration of "one" means that a portfolio's or a security's price would be expected to change by approximately one percent with a one percent change in interest rates, while a duration of five would imply that the price would move approximately five percent in relation to a one percent change in interest rates.

   Option selling and purchasing is used by the Trust to effectively "hedge" positions, or collections of positions, so that changes in interest rates do not change the duration of the portfolio unexpectedly. In general, the Trust uses options to hedge a long or short position or an overall portfolio that is longer or shorter than the benchmark security. A call option gives the purchaser of the option the right (but not obligation) to buy, and obligates the seller to sell (when the option is exer-cised), the underlying position at the exercise price at any time or at a specified time during the option period. A put option gives the holder the right to sell and obligates the writer to buy the underlying position at the exercise price at any time or at a specified time during the option period. Put options can be purchased to effectively hedge a position or a portfolio against price declines if a portfolio is long. In the same sense, call options can be purchased to hedge a portfolio that is shorter than its benchmark against price changes. The Trust can also sell (or write) covered call options and put options to hedge portfolio positions.

   The main risk that is associated with purchasing options is that the option expires without being exercised. In this case, the option expires worthless and the premium paid for the option is considered the loss. The risk associated with writing call options is that the Trust may forego the opportunity for a profit if the market value of the underlying position increases and the option is exercised. The risk in writing put options is that the Trust may incur a loss if the market value of the underlying position decreases and the option is exercised. In addition, as with futures contracts, the Trust risks not being able to enter into a closing transaction for the written option as the result of an illiquid market.

SWAPS: In a simple interest rate swap, one investor pays a floating rate of interest on a notional principal amount and receives a fixed rate of interest on the same notional principal amount for a specified period of time. Alternatively, an investor may pay a fixed rate and receive a floating rate. Interest rate swaps were conceived as asset/liability management tools. In more complex swaps, the notional principal amount may decline (or amortize) over time.

   Credit default swaps involve the receipt or payment of fixed amounts at a specified rate times the notional amount in exchange for the payment or receipt of an amount only upon a credit event of the underlying security. See note 3 for a summary of open swap agreements as of June 30, 2000.

   During the term of the swap, changes in the value of the swap are recognized as unrealized gains or losses by "marking-to-market" to reflect the market value of the swap. When the swap is terminated, the Trust will record a realized gain or loss equal to the difference between the proceeds from (or cost of) the closing transaction and the Trusts basis in the contract, if any.

   The Trust is exposed to credit loss in the event of non- performance by the other party to the swap. However, the Trust does not anticipate non-performance by any counterparty.

SWAP OPTIONS: Swap options are similar to options on securities except that instead of selling or purchasing the right to buy or sell a security, the writer or purchaser of the swap option is granting or buying the right to enter into a previously agreed upon interest rate swap agreement at any time before the expiration of the option. Premiums received or paid from writing or purchasing options are recorded as liabilities or assets and are subsequently adjusted to the current market value of the option written or purchased. Premiums received or paid from writing or purchasing options which expire unexercised are treated by the Trust on the expiration date as realized gains or losses. The difference between the premium and the amount paid or received on effecting a closing purchase or sale transaction, including brokerage commission, is also treated as a realized gain or loss. If an option is exercised, the premium paid or received is added to the proceeds from the sale or cost of the purchase in determining whether the Trust has realized a gain or loss on investment transactions.

   The main risk that is associated with purchasing swap options is that the swap option expires without being exercised. In this case, the swap option expires worthless and the premium paid for the swap option is considered the loss. The main risk that is associated with the writing of a swap option is the market risk of an unfavorable change in the value of the interest rate swap underlying the written swap option.

   Swap options may be used by the Trust to manage the duration of the Trusts portfolio in a manner similar to more generic options described above.

FINANCIAL FUTURES CONTRACTS: A futures contract is an agreement between two parties to buy and sell a financial instrument for a set price on a future date. Initial margin deposits are made upon entering into futures contracts and can be either cash or securities. During the period the futures contract is open, changes in the value of the contract are recognized as unrealized gains or losses by "marking-to-market" on a daily basis to reflect the market value of the contract at the end of each day's trading. Variation margin payments are made or received, depending upon whether unrealized gains or losses are incurred. When the contract is closed, the Trust records a realized gain or loss equal to the difference between the proceeds from (or cost of) the closing transaction and the Trusts basis in the contract.

   Financial futures contracts, when used by the Trust, help in maintaining a targeted duration. Futures contracts can be sold to effectively shorten an otherwise longer duration portfolio. In the same sense, futures contracts can be purchased to lengthen a portfolio that is shorter than its duration target. Thus, by buying or selling futures contracts, the Trust can effectively "hedge" positions so that changes in interest rates do not change the duration of the portfolio unexpectedly.

   The Trust may invest in financial futures contracts primarily for the purpose of hedging its existing portfolio securities or securities the Trust intends to purchase against fluctuations in value caused by changes in prevailing market interest rates.

Should interest rates move unexpectedly, the Trust may not achieve the anticipated benefits of the financial futures contracts and may realize a loss. The use of futures transactions involves the risk of imperfect correlation in movements in the price of futures contracts, interest rates and the underlying hedged assets. The Trust is also at the risk of not being able to enter into a closing transaction for the futures contract because of an illiquid secondary market. In addition, since futures are used to shorten or lengthen a portfolio's duration, there is a risk that the portfolio may have temporarily performed better without the hedge or that the Trust may lose the opportunity to realize appreciation in the market price of the underlying positions.

SHORT SALES: The Trust may make short sales of securities as a method of hedging potential price declines in similar securities owned. When the Trust makes a short sale, it may borrow the security sold short and deliver it to the broker-dealer through which it made the short sale as collateral for its obligation to deliver the security upon conclusion of the sale. The Trust may have to pay a fee to borrow the particular securities and may be obligated to pay over any payments received on such borrowed securities. A gain, limited to the price at which the Trust sold the security short, or a loss, unlimited as to dollar amount, will be recognized upon the termination of a short sale if the market price is greater or less than the proceeds originally received.

SECURITIES LENDING: The Trust may lend its portfolio securities to qualified institutions. The loans are secured by collateral at least equal, at all times, to the market value of the securities loaned. The Trust may bear the risk of delay in recovery of, or even loss of rights in, the securities loaned should the borrower of the securities fail financially. The Trust receives compensation for lending its securities in the form of interest on the loan. The Trust also continues to receive interest on the securities loaned, and any gain or loss in the market price of the securities loaned that may occur during the term of the loan will be for the account of the Trust.

   The Trust did not engage in securities lending during the year ended June 30, 2000.

INTEREST RATE CAPS: Interest rate caps are similar to interest rate swaps, except that one party agrees to pay a fee, while the other party pays the excess, if any, of a floating rate over a specified fixed or floating rate.

   Interest rate caps are intended to both manage the duration of the Trusts portfolio and its exposure to changes in short term rates. Owning interest rate caps reduces the portfolio's duration, making it less sensitive to changes in interest rates from a market value perspective. The effect on income involves protection from rising short term rates, which the Trust experiences primarily in the form of leverage.

   The Trust is exposed to credit loss in the event of non-performance by the other party to the interest rate cap. However, the Trust does not anticipate non-performance by any counterparty.

   Transaction fees paid or received by the Trust are recognized as assets or liabilities and amortized or accreted into interest expense or income over the life of the interest rate cap. The asset or liability is subsequentlyadjusted to the current market value of the interest rate cap purchased or sold. Changes in the value of the interest rate cap are recognized as unrealized gains and losses.

INTEREST RATE FLOORS: Interest rate floors are similar to interest rate swaps, except that one party agrees to pay a fee, while the other party pays the deficiency, if any, of a floating rate under a specified fixed or floating rate.

   Interest rate floors are used by the Trust to both manage the duration of the portfolio and its exposure to changes in short-term interest rates. Selling interest rate floors reduces the portfolio's duration, making it less sensitive to changes in interest rates from a market value perspective. The Trusts leverage provides extra income in a period of falling rates. Selling floors reduces some of the advantage by partially monetizing it as an up front payment which the Trust receives.

   The Trust is exposed to credit loss in the event of non-performance by the other party to the interest rate floor. However, the Trust does not anticipate non-performance by any counterparty.

   Transaction fees paid or received by the Trust are recognized as assets or liabilities and amortized or accreted into interest expense or income over the life of the interest rate floor. The asset or liability is subsequently adjusted to the current market value of the interest rate floor purchased or sold. Changes in the value of the interest rate floor are recognized as unrealized gains and losses.

SECURITIES TRANSACTIONS AND NET INVESTMENT INCOME: Security transactions are recorded on the trade date. Realized and unrealized gains and losses are calculated on the identified cost basis. Interest income is recorded on the accrual basis and the Trust amortizes premium and accretes discount on securities purchased using the interest method.

FEDERAL INCOME TAXES: It is the Trusts intention to continue to meet the requirements of the Internal Revenue Code applicable to regulated investment companies and to distribute sufficient taxable income to shareholders. Therefore, no federal income tax provision is required. As part of its tax planning strategy, the Trust intends to retain a portion of its taxable income and pay an excise tax on the undistributed amount.

DIVIDENDS AND DISTRIBUTIONS: The Trust declares and pays dividends and distributions monthly, first from net investment income, then from realized short-term capital gains and other sources, if necessary. Net long-term capital gains, if any, in excess of loss carryforwards may be distributed at least annually. Dividends and distributions are recorded on the ex-dividend date.
   Income distributions and capital gain distributions are determined in accordance with income tax regulations which may differ from generally accepted accounting principles.

RECLASSIFICATION OF CAPITAL ACCOUNTS: The Trust accounts for and reports distributions to shareholders in accordance with the American Institute of
Certified Public Accountants' Statement of Position 93-2: Determination, Disclosure, and Financial Statement Presentation of Income, Capital Gain, and Return of Capital Distributions by Investment Companies. The effect caused by applying this statement was to decrease paid-in capital and increase undistributed net investment income by $5,680,133 due to certain expenses not being deductible for tax purposes. Net investment income, net realized gains and net assets were not affected by this change.

ESTIMATES: The preparation of financial statements in conformity with accounting principles generally accepted in the United States of America requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period. Actual results could differ from those estimates.


NOTE 2. AGREEMENTS

The Trust has an Investment Advisory Agreement with BlackRock Advisors, Inc. (the "Advisor"), a wholly-owned subsidiary of BlackRock, Inc., which in turn is an indirect majority-owned subsidiary of PNC Financial Services Group, Inc. The Trust has an Administration Agreement with Mitchell Hutchins Asset Management Inc. (the "Administrator"), a wholly-owned subsidiary of PaineWebber Incorporated.

   The investment advisory fee paid to the Advisor is computed weekly and payable monthly at an annual rate of 0.40% of the Trusts average weekly net assets. The administration fee paid to the Administrator is also computed weekly and payable monthly at an annual rate of 0.10% of the Trusts average weekly net assets.

   Pursuant to the agreements, the Advisor provides continuous supervision of the investment portfolio and pays the compensation of officers of the Trust who are affiliated persons of the Advisor. The Administrator pays occupancy and certain clerical and accounting costs of the Trust. The Trust bears all other costs and expenses.


NOTE 3. PORTFOLIO

Purchases and sales of SECURITIES investment securities, other than short-term investments and dollar rolls, for the year ended June 30, 2000 aggregated $1,184,192,553 and $1,640,858,809, respectively.

   The Trust may invest up to 40% of its total assets in securities which are not readily marketable, including those which are restricted as to disposition under securities law ("restricted securities"). At June 30, 2000, the Trust held 7.0% of its net assets in restricted securities.

   The Trust may from time to time purchase in the secondary market certain mortgage pass-through securities packaged or master serviced by affiliates such as PNC Mortgage Securities Corp. (or Sears Mortgage if PNC Mortgage Securities Corp. succeeded to rights and duties of Sears) or mortgage related securities containing loans or mortgages originated by PNC Bank or its affiliates,
including   Midland  Loan   Services,   Inc.  It  is  possible   under   certain
circumstances, PNC Mortgage Securities Corp. or its affiliates, including Midland Loan Services, Inc. could have interests that are in conflict with the holders of these mortgage backed securities, and such holders could have rights against PNC Mortgage Securities Corp. or its affiliates, including Midland Loan Securities, Inc.

   The federal income tax basis of the Trusts investments at June 30, 2000 was substantially the same as the basis for financial reporting and accordingly, net unrealized appreciation for federal income tax purposes was $1,929,244 (gross unrealized appreciation--$29,001,124; gross unrealized depreciation-- $27,071,880).

   For federal income tax purposes, the Trust had a capital loss carryforward as of June 30, 2000 of approximately $62,204,475 of which $13,482,818 will expire in 2002, $947,956 will expire in 2003, $34,764,750 will expire in 2004,
$2,461,777  will  expire  in  2005,  and   $10,547,574   will  expire  in  2006.
Accordingly, no capital gains distribution is expected to be paid to shareholders until net gains have been realized in excess of such amounts.

   In addition, BLK Sudsidiary, Inc. had a capital loss carryforward as of September 30, 1999 of approximately $6,754,096 of which $3,440,382 will expire in 2006 and $3,313,714 will expire in 2007. Accordingly, no capital gains distribution is expected to be paid to shareholder until net gains have been realized in excess of such amounts.

   Details of open financial futures contracts at June 30, 2000, are as follows:

                                      VALUE AT     VALUE AT
NUMBER OF               EXPIRATION      TRADE      JUNE 30,       UNREALIZED
CONTRACTS       TYPE      DATE          DATE         2000        APPRECIATION
--------        -----     --------      -------    -------     ---------------
Long position:
                30 Yr.   Sept.
   150          T-Bond   2000        $14,424,038  $14,601,562      $177,524
                                                                   ========
   Details of open interest rate caps at June 30, 2000 are as follows:

NOTIONAL    FIXED/                                        VALUE AT
 AMOUNT     FLOATING   FLOATING  TERMINATION   AMORTIZED   JUNE 30,     UNREALIZED
  (000)      RATE        RATE       DATE          COST       2000      DEPRECIATION
 --------  ---------  ---------  -----------   ---------   --------    ------------
  Sold:
$(300,000) 3 Yr. CMT 3 month LIBOR   6/08/01  $(475,875) $(2,046,654)  $(1,570,780)
 (200,000) 3 Yr. CMT 3 month LIBOR   8/12/01   (270,870)  (1,611,412)    1,340,542)
                                                         -----------   -----------
                                                         $(3,658,066)  $(2,911,322)
                                                         ===========   ===========

   Details of the interest rate swap held at June 30, 2000 are as follows:

 NOTIONAL
  AMOUNT                   FIXED      FLOATING    TERMINATION      UNREALIZED
   (000)       TYPE        RATE         RATE         DATE        APPRECIATION
 ----------  --------  -----------    ----------  -----------    -------------
Purchased:   Floating                 3-month
$100,000       Rate     7.4659%         LIBOR      2/14/10        $3,500,170
                                                                  ==========

   Details of the open credit default swap at June 30, 2000 are as follows:

NOTIONAL
 AMOUNT                                                       NET UNREALIZED
  (000)     TERMS                                              APPRECIATION
 -------    -----                                           -------------------
  Sold:
 $(15,000)  An agreement with Salomon Brothers International      $8,059
            Limited  dated  July 16,  1999  (trade  date) to
            receive   1.68%  per  year  times  the  notional
            amount.  The fund  makes a  payment  only upon a
            credit   event  with  respect  to  News  America
            Holdings,   the   referenced   security  in  the
            contract, of the notional amount. The scheduled termination date is June 15, 2001.

NOTE 4. BORROWINGS

REVERSE REPURCHASE AGREEMENTS: The Trust enters into reverse repurchase agreements with qualified, third party broker-dealers as determined by and under the direction of the Trusts Board of Directors. Interest on the value of the reverse repurchase agreements issued and outstanding will be based upon competitive market rates at the time of issuance. At the time the Trust enters into a reverse repurchase agreement, it establishes and maintains a segregated account with the lender containing liquid high-grade securities having a value not less than the repurchase price, including accrued interest, of the reverse repurchase agreement.

   The average daily balance of reverse repurchase agreements outstanding during the year ended June 30, 2000, was approximately $400,608,260 at a weighted average interest rate of approximately 5.38%. The maximum amount of reverse repurchase agreements outstanding at any month-end during the year, was $613,051,938 as of August 31, 1999 which was 27.93% of total assets.

DOLLAR ROLLS: The Trust enters into dollar rolls in which the Trust sells securities for delivery in the current month and simultaneously contracts to repurchase substantially similar (same type, coupon and maturity) securities on a specified future date. During the roll period the Trust forgoes principal and interest paid on the securities.The Trust is compensated by the interest earned on the cash proceeds of the initial sale and by the lower repurchase price at the future date.

   The Trust did not enter into dollar rolls during the year ended June 30, 2000.

NOTE 5. CAPITAL

There are 200 million shares of $.01 par value common stock authorized. Of the 142,010,583 common shares out-standing at June 30, 2000, the Advisor owned 10,583 shares.


NOTE 6. DIVIDENDS

On June 30, 2000, the Board of Directors of the Trust declared dividends from undistributed earnings of $0.004167 per share payable July 31, 2000 to shareholders of record on July 14, 2000.

--------------------------------------------------------------------------------
                       THE BLACKROCK 2001 TERM TRUST INC.
                         REPORT OF INDEPENDENT AUDITORS
--------------------------------------------------------------------------------

The  Shareholders  and Board of Directors of The BlackRock 2001 TermTrust  Trust
Inc.:

We have audited the accompanying consolidated statement of assets and liabilities, including the consolidated portfolio of investments, of The BlackRock 2001 Term Trust Inc. as of June 30, 2000 and the related consolidated statements of operations and of cash flows for the year then ended, the statements of changes in net assets for the two years then ended, and financial highlights for each of the five years then ended. These consolidated financial statements and financial highlights are the responsibility of the Trust's management. Our responsibility is to express an opinion on these consolidated financial statements and financial highlights based on our audits.

We conducted our audits in accordance with auditing standards generally accepted in the United States of America. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned at June 30, 2000, by correspondence with the custodian and brokers; where replies were not received from brokers, we performed other auditing procedures. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, such consolidated financial statements and financial highlights for the respective stated periods present fairly, in all material respects, the financial position of The BlackRock 2001 Term Trust Inc. at June 30, 2000, and the results of its operations, its cash flows, the changes in its net assets and its financial highlights for the years presented in conformity with accounting principles generally accepted in the United States of America.


/s/ DELOITTE & TOUCHE LLP
-------------------------
Deloitte & Touche LLP

New York, New York
August 7, 2000

--------------------------------------------------------------------------------
                       THE BLACKROCK 2001 TERM TRUST INC.
                                 TAX INFORMATION
--------------------------------------------------------------------------------

      We wish to advise you as to the federal status of dividends and distributions paid by the Trust during the fiscal year ended June 30, 2000.

      During the fiscal year ended June 30, 2000, the Trust paid dividends of $0.34 per share from net investment income. For federal income tax purposes, the aggregate of any dividends and short-term capital gains distributions you received are reportable in your 2000 federal income tax returns as ordinary income. Further, we wish to advise you that your income dividends do not qualify for the dividends received deduction.

      For the purpose of preparing your 2000 annual federal income tax return, however, you should report the amounts as reflected on the appropriate Form 1099 DIV which will be mailed to you in January 2001.

--------------------------------------------------------------------------------
                           DIVIDEND REINVESTMENT PLAN
--------------------------------------------------------------------------------

      Pursuant to the Trust's Dividend Reinvestment Plan (the "Plan"), shareholders may elect to have all distributions of dividends and capital gains reinvested by State Street Bank and Trust Company (the "Plan Agent") in Trust shares pursuant to the Plan. Shareholders who do not participate in the Plan will receive all distributions in cash paid by check in United States dollars mailed directly to the shareholders of record (or if the shares are held in street or other nominee name, then to the nominee) by the transfer agent as dividend disbursing agent.

      The Plan Agent serves as agent for the shareholders in administering the Plan. After the Trust declares a dividend or determines to make a capital gain distribution, the Plan Agent will, as agent for the participants, receive the cash payment and use it to buy Trust shares in the open market, on the New York Stock Exchange or elsewhere, for the participants' accounts. The Trust will not issue any new shares under the Plan.

      Participants in the Plan may withdraw from the Plan upon written notice to the Plan Agent and will receive certificates for whole Trust shares and a cash payment for any fraction of a Trust share.

      The Plan Agent's fees for the handling of the reinvestment of dividends and distributions will be paid by the Trust. However, each participant will pay a pro rata share of brokerage commissions incurred with respect to the Plan
Agent's open market purchases in connection with the reinvestment of dividends and distributions. The automatic reinvestment of dividends and distributions will not relieve participants of any federal, state or local income taxes that may be payable on such dividends or distributions.

      The Trust reserves the right to amend or terminate the Plan as applied to any dividend or distribution paid subsequent to written notice of the change sent to all shareholders of the Trust at least 90 days before the record date for the dividend or distribution. The Plan also may be amended or terminated by the Plan Agent upon at least 90 days' written notice to all shareholders of the Trust. All correspondence concerning the Plan should be directed to the Plan Agent at (800) 699-1BFM or BlackRock Financial Management, Inc. at (800) 227-7BFM. The addresses are on the front of this report.

--------------------------------------------------------------------------------
                        THE BLACKROCK 2001 TERM TRUST INC.
                             ADDITIONAL INFORMATION
--------------------------------------------------------------------------------

     ANNUAL MEETING OF TRUST SHAREHOLDERS. There have been no material changes in the Trust's investment objectives or policies that have not been approved by the shareholders or to its charter or by-laws or in the principal risk factors associated with investment in the Trust. There have been no changes in the persons who are primarily responsible for the day-to-day management of the Trust's Portfolio.

     The Annual Meeting of Trust Shareholders was held May 18, 2000 to vote on the following matters:

     (1) To elect two Directors as follows:

         DIRECTORS                              CLASS       TERM       EXPIRING
         --------                              ------       -----      --------
         Richard E. Cavanagh ................     I        3 years       2003
         James Clayburn La Force, Jr. .......     I        3 years       2003


         Directors whose term of office continues beyond this meeting are Andrew
         F. Brimmer, Kent Dixon, Frank J. Fabozzi, Laurence D. Fink, Walter F. Mondale and Ralph L. Schlosstein.

     (2) To ratify the selection of Deloitte & Touche LLP as independent public accountants of the Trust for the fiscal year ending June 30, 2000.

     Shareholders elected the two Directors and ratified the selection of Deloitte & Touche LLP. The results of the voting was as follows:

                                       VOTES FOR     VOTES AGAINST   ABSTENTIONS
                                       --------      ------------    ----------
     Richard E. Cavanagh ............  92,549,942         --         10,352,271
     James Clayburn La Force, Jr. ...  92,439,477         --         10,462,736
     Ratification of Deloitte
       & Touche LLP ................. 101,774,404       500,813         626,996

--------------------------------------------------------------------------------
                       THE BLACKROCK 2001 TERM TRUST INC.
                               INVESTMENT SUMMARY
--------------------------------------------------------------------------------

THE TRUST'S INVESTMENT OBJECTIVE

The BlackRock 2001 TermTrust Inc.'s primary investment objective is to manage a portfolio of investment grade fixed income securities that will return $10 per share (the initial public offering price per share) to investors on or about June 30, 2001.

WHO MANAGES THE TRUST?

BlackRock  Advisors,  Inc.  (the  "Advisor")  is  an  SEC-registered  investment advisor. As of June 30, 2000, the Advisor and its affiliates (together, "BlackRock") managed $177 billion on behalf of taxable and tax-exempt clients worldwide. Strategies include fixed income, equity and cash and may incorporate both domestic and international securities. Domestic fixed income strategies utilize the government, mortgage, corporate and municipal bond sectors. BlackRock manages twenty-two closed-end funds that are traded on either the New York or American stock exchanges, and a $28 billion family of open-end funds. BlackRock manages over 629 accounts, domiciled in the United States and overseas.

WHAT CAN THE TRUST INVEST IN?

The Trust may invest in all fixed income securities rated investment grade or higher ("AAA", "AA", "A" or "BBB") or determined by the advisor to be of equivalent credit quality. Examples of securities in which the Trust may invest include U.S. government and government agency securities, zero coupon securities, mortgage-backed securities, corporate debt securities, asset-backed securities, U.S. dollar-denominated foreign debt securities and municipal securities. Under current market conditions, BlackRock expects that the primary investments of the Trust will be U.S. government securities, securities backed by government agencies (such as mortgage-backed securities) and corporate debt securities.

WHAT IS THE ADVISOR'S INVESTMENT STRATEGY?

The advisor will seek to meet the Trust's investment objective by managing the assets of the Trust so as to return the initial offering price ($10 per share) at maturity. The advisor will implement a conservative strategy that will seek to closely match the maturity of the assets of the portfolio with the future return of the initial investment on or about June 30, 2001. At the Trust's termination, the Advisor expects that the value of the securities which have matured, combined with the value of the securities that are sold, will be sufficient to return the initial offering price to investors. On a continuous basis, the Trust will seek its objective by actively managing its assets in relation to market conditions, interest rate changes and, importantly, the remaining term to maturity of the Trust.

In order to maintain competitive yields as the Trust approaches maturity and depending on market conditions, the advisor will attempt to purchase securities with call protection or maturities as close to the Trust's maturity date as possible. Securities with call protection should provide the portfolio with some degree of protection against reinvestment risk during times of lower prevailing interest rates. Since the Trust's primary goal is to return the initial offering price at maturity, any cash that the Trust receives prior to its maturity date (i.e. cash from early and regularly scheduled payments of principal on mortgage-backed securities) will be reinvested in securities with maturities which coincide with the remaining term of the Trust. Since shorter-term securities typically yield less than longer-term securities, this strategy will likely result in a decline in the Trust's income over time. It is important to note that the Trust will be managed so as to preserve the integrity of the return of the initial offering price.

HOW ARE THE TRUST'S SHARES PURCHASED AND SOLD? DOES THE TRUST PAY DIVIDENDS REGULARLY?

The Trust's shares are traded on the New York Stock Exchange which provides investors with liquidity on a daily basis. Orders to buy or sell shares of the Trust must be placed through a registered broker or financial advisor. The Trust pays monthly dividends which are typically paid on the last business day of the month. For shares held in the shareholder's name, dividends may be reinvested in additional shares of the Trust through the Trust's transfer agent, State Street Bank &Trust Company. Investors who wish to hold shares in a brokerage account should check with their financial advisor to determine whether their brokerage firm offers dividend reinvestment services.

LEVERAGE CONSIDERATIONS IN A TERM TRUST

Under current market conditions, leverage increases the income earned by the Trust. The Trust employs leverage primarily through the use of reverse repurchase agreements and dollar rolls. Leverage permits the Trust to borrow money at short-term rates and reinvest that money in longer-term assets which typically offer higher interest rates. The difference between the cost of the borrowed funds and the income earned on the proceeds that are invested in longer term assets is the benefit to the Trust from leverage.

Leverage also increases the duration (or price volatility of the net assets) of the Trust, which can improve the performance of the fund in a declining rate environment, but can cause net assets to decline faster than the market in a rapidly rising rate environment. The Advisor's portfolio managers continuously monitor and regularly review the Trust's use of leverage and the Trust may reduce, or unwind, the amount of leverage employed should the Advisor consider that reduction to be in the best interest of shareholders.

RETURN OF INITIAL INVESTMENT. Although the objective of the Trust is to return its initial offering price upon termination, there can be no assurance that this objective will be achieved.

DIVIDEND CONSIDERATIONS. The income and dividends paid by the Trust are likely to decline over the term of the Trust due to the anticipated shortening of the dollar-weighted average maturity of the Trust's assets.

INTEREST-ONLY SECURITIES (IO). The yield to maturity on an IO class is extremely sensitive to the rate of principal payments (including prepayments) on the related underlying mortgage assets, and a rapid rate of principal payments may have a material adverse effect on such security's yield to maturity. If the underlying mortgage assets experience greater than anticipated prepayments of principal, the Trust may fail to recoup fully its initial investment in these securities even if the securities are rated AAA by S&P or Aaa by Moody's.

LEVERAGE. The Trust utilizes leverage through reverse repurchase agreements and dollar rolls, which involves special risks. The Trust's net asset value and market value may be more volatile due to its use of leverage.

MARKET PRICE OF SHARES. The shares of closed-end investment companies such as the Trust trade on the New York Stock Exchange (NYSE symbol: BTM) and as such are subject to supply and demand influences. As a result, shares may trade at a discount or a premium to their net asset value.

MORTGAGE-BACKED AND ASSET-BACKED SECURITIES. The cash flow and yield characteristics of these securities differ from traditional debt securities. The major differences typically include more frequent payments and the possibility of prepayments on certain U.S. mortgage-backed securities which will change the yield to maturity of the security.

CORPORATE DEBT SECURITIES. The value of corporate debt securities generally varies inversely with changes in prevailing market interest rates. The Trust may be subject to certain reinvestment risks in environments of declining interest rates.

ZERO COUPON SECURITIES. Such securities receive no cash flows prior to maturity, therefore, interim price movement on the securities are generally more sensitive to interest rate movements than securities that make periodic coupon payments. These securities appreciate in value over time and can play an important role in helping the Trust achieve its primary objective.

ILLIQUID SECURITIES. The Trust may invest in securities that are illiquid, although under current market conditions the Trust expects to do so to only a limited extent. Investing in these securities involves special risks.

NON-U.S. SECURITIES. The Trust may invest up to 10% of its total assets in non-U.S. dollar-denominated securities which involve special risks such as currency, political and economic risks, although under current market conditions does not do so.

ANTITAKEOVER PROVISIONS. Certain antitakeover provisions will make a change in the Trust's business or management more difficult without the approval of the Trust's Board of Directors and may have the effect of depriving shareholders of an opportunity to sell their shares at a premium above the prevailing market price.

--------------------------------------------------------------------------------
                       THE BLACKROCK 2001 TERM TRUST INC.
                                    GLOSSARY
--------------------------------------------------------------------------------

ADJUSTABLE RATE MORTGAGE-
BACKED SECURITIES  (ARMS):     Mortgage  instruments  with  interest  rates that
                               adjust at periodic  intervals  at a fixed  amount
                               relative to the market  levels of interest  rates
                               as  reflected  in  specified  indexes.  ARMs  are
                               backed  by   mortgage   loans   secured  by  real
                               property.

ASSET-BACKED SECURITIES:       Securities backed by various types of receivables
                               such as automobile and credit card receivables.

CLOSED-END FUND:               Investment vehicle which initially offers a fixed
                               number of shares and trades on a stock  exchange.
                               The fund invests in a portfolio of securities in accordance with its stated investment objectives and policies.

COLLATERALIZED
MORTGAGE OBLIGATIONS (CMOS):   Mortgage-backed    securities    which   separate
                               mortgage   pools  into   short-,   medium-,   and
                               long-term securities with different priorities for receipt of principal and interest. Each class is paid a fixed or floating rate of interest at regular intervals. Also known as multiple-class mortgage pass-throughs.

COMMERCIAL MORTGAGE
BACKED SECURITIES (CMBS):      Mortgage-backed  securities  secured or backed by
                               mortgage loans on commercial properties.

DISCOUNT:                      When a fund's net asset value is greater than its
                               stock price, the fund is said to be trading at a discount.

DIVIDEND:                      Income generated by securities in a portfolio and
                               distributed to  shareholders  after the deduction
                               of  expenses.   This  Trust   declares  and  pays
                               dividends on a monthly basis.

DIVIDEND REINVESTMENT:         Shareholders  may elect to have all dividends and
                               distributions  of  capital  gains   automatically
                               reinvested into additional shares of the Trust.

FHA: Federal Housing Administration, a government agency that facilitates a secondary mortgage market by providing an agency that guarantees timely payment of interest and principal on mortgages.

FHLMC: Federal Home Loan Mortgage Corporation, a publicly owned, federally chartered corporation that facilitates a secondary mortgage market by purchasing mortgages from lenders such as savings institutions and reselling them to investors by means of mortgage-backed securities. Obligations of FHLMC are not guaranteed by the U.S. government, however; they are backed by FHLMC's authority to borrow from the U.S. government. Also known as Freddie Mac.

FNMA: Federal National Mortgage Association, a publicly owned, federally chartered corporation that facilitates a secondary mortgage market by purchasing mortgages from lenders such as savings institutions and reselling them to investors by means of mortgage-backed securities. Obligations of FNMA are not guaranteed by the U.S. government, however; they are backed by FNMA's authority to borrow from the U.S. government. Also known as Fannie Mae.

GNMA:                          Government National Mortgage Association,  a U.S.
                               government agency that facilitates a secondary mortgage market by providing an agency that guarantees timely payment of interest and principal on mortgages. GNMA's obligations are supported by the full faith and credit of the U.S. Treasury. Also known as Ginnie Mae.

GOVERNMENT SECURITIES:         Securities  issued  or  guaranteed  by  the  U.S.
                               government,   or   one   of   its   agencies   or
                               instrumentalities, such as GNMA and FHLMC.

INTEREST-ONLY SECURITIES:      Mortgage  securities  including CMBS that receive
                               only the interest cash flows from an underlying pool of mortgage loans or underlying pass-through securities.

INVERSE-FLOATING RATE          Mortgage  instruments with coupons that adjust at
MORTGAGES:                     periodic  intervals  according to a formula which
                               sets inversely with a market level interest rate index.

MARKET PRICE:                  Price  per  share of a  security  trading  in the
                               secondary market. For a closed-end fund, this is the price at which one share of the fund trades on the stock exchange. If you were to buy or sell shares, you would pay or receive the market price.

MORTGAGE DOLLAR ROLLS:         A mortgage  dollar roll is a transaction in which
                               the Trust sells mortgage-backed securities for delivery in the current month and simultaneously contracts to repurchase substantially similar
                               (although not the same) securities on a specified future date. During the "roll" period, the Trust does not receive principal and interest payments on the securities, but is compensated for giving up these payments by the difference in the current sales price (for which the security is sold) and lower price that the Trust pays for the similar security at the end date as well as the interest earned on the cash proceeds of the initial sale.

MORTGAGE PASS-THROUGHS:        Mortgage-backed securities issued by FNMA, FHLMC,
                               GNMA or FHA.

NET ASSET VALUE (NAV):         Net asset value is the total  market value of all
                               securities and other assets held by the Trust, plus income accrued on its investments, minus any liabilities including accrued expenses, divided by the total number of outstanding shares. It is the underlying value of a single share on a given day. Net asset value for the Trust is calculated weekly and published in BARRON'S on Saturday and THE WALL STREET JOURNAL on Monday.

PRINCIPAL-ONLY SECURITIES:     Mortgage   securities   that   receive  only  the
                               principal  cash flows from an underlying  pool of
                               mortgage   loans   or   underlying   pass-through
                               securities.

PROJECT LOANS:                 Mortgages for multi-family, low- to middle-income
                               housing.

PREMIUM: When a fund's stock price is greater than its net asset value, the fund is said to be trading at a premium.

REMIC: A real estate mortgage investment conduit is a multiple-class security backed by mortgage-backed securities or whole mortgage loans and formed as a trust, corporation, partnership, or segregated pool of assets that elects to be treated as a REMIC for federal tax purposes. Generally, FNMA REMICs are formed as trusts and are backed by mortgage-backed securities.

RESIDUALS:                     Securities     issued    in    connection    with
                               collateralized    mortgage    obligations    that
                               generally represent the excess cash flow from the mortgage assets underlying the CMO after payment of principal and interest on the other CMO securities and related administrative expenses.

REVERSE                        In a  reverse  repurchase  agreement,  the  Trust
REPURCHASE AGREEMENTS:         sells securities and agrees to repurchase them at
                               a mutually  agreed  date and price.  During  this
                               time,   the  Trust   continues   to  receive  the
                               principal   and  interest   payments   from  that
                               security. At the end of the term, the Trust receives the same securities that were sold for the same initial dollar amount plus interest on the cash proceeds of the initial sale.

STRIPPED MORTGAGE BACKED       Arrangements   in  which  a  pool  of  assets  is
SECURITIES:                    separated into two classes that receive different
                               proportions   of  the  interest   and   principal
                               distributions  from  underlying   mortgage-backed
                               securities. IO's and PO's are examples of strips.

--------------------------------------------------------------------------------
                            BLACKROCK ADVISORS, INC.
                           SUMMARY OF CLOSED-END FUNDS
--------------------------------------------------------------------------------

TAXABLE TRUSTS
--------------------------------------------------------------------------------

                                                                     STOCK          MATURITY
Perpetual Trusts                                                     SYMBOL           DATE
                                                                     ------         ---------
The BlackRock Income Trust Inc.                                        BKT              N/A
The BlackRock North American Government Income Trust Inc.              BNA              N/A
The BlackRock High Yield Trust                                         BHY              N/A

TERM TRUSTS
The BlackRock Target Term Trust Inc.                                   BTT            12/00
The BlackRock 2001 Term Trust Inc.                                     BTM            06/01
The BlackRock Strategic Term Trust Inc.                                BGT            12/02
The BlackRock Investment Quality Term Trust Inc.                       BQT            12/04
The BlackRock Advantage Term Trust Inc.                                BAT            12/05
The BlackRock Broad Investment Grade 2009 Term Trust Inc.              BCT            12/09

TAX-EXEMPT TRUSTS
--------------------------------------------------------------------------------
                                                                       STOCK         MATURITY
PERPETUAL TRUSTS                                                       SYMBOL          DATE
                                                                       ------        --------
The BlackRock Investment Quality Municipal Trust Inc.                  BKN              N/A
The BlackRock California Investment Quality Municipal Trust Inc.       RAA              N/A
The BlackRock Florida Investment Quality Municipal Trust               RFA              N/A
The BlackRock New Jersey Investment Quality Municipal Trust Inc.       RNJ              N/A
The BlackRock New York Investment Quality Municipal Trust Inc.         RNY              N/A
The BlackRock Pennsylvania Strategic Municipal Trust                   BPS              N/A
The BlackRock Strategic Municipal Trust                                BSD              N/A

TERM TRUSTS
The BlackRock Municipal Target Term Trust Inc.                         BMN            12/06
The BlackRock Insured Municipal 2008 Term Trust Inc.                   BRM            12/08
The BlackRock California Insured Municipal 2008 Term Trust Inc.        BFC            12/08
The BlackRock Florida Insured Municipal 2008 Term Trust                BRF            12/08
The BlackRock New York Insured Municipal 2008 Term Trust Inc.          BLN            12/08
The BlackRock Insured Municipal Term Trust Inc.                        BMT            12/10


                  If you would like further information please
                   do not hesitate to call BlackRock at (800)
                      227-7BFM (7236) or consult with your
                               financial advisor.

--------------------------------------------------------------------------------
                            BLACKROCK ADVISORS, INC.
                                   AN OVERVIEW
--------------------------------------------------------------------------------

BlackRock  Advisors,  Inc.  (the  "Advisor")  is  an  SEC-registered  investment advisor. As of June 30, 2000, the Advisor and its affiliates (together, "BlackRock") managed $177 billion on behalf of taxable and tax-exempt clients worldwide. Strategies include fixed income, equity and cash and may incorporate both domestic and international securities. BlackRock manages twenty-two closed-end funds that are traded on either the New York or American stock exchanges, and a $28 billion family of open-end funds. BlackRock manages over 629 accounts, domiciled in the United States and overseas.

BlackRock's fixed income product was introduced in 1988 by a team of highly seasoned fixed income professionals. These professionals had extensive experience creating, analyzing and trading a variety of fixed income instruments, including the most complex structured securities. In fact, several individuals at BlackRock were responsible for developing many of the major innovations in the mortgage-backed and asset-backed securities markets, including the creation of the first CMO, the floating rate CMO, the senior/subordinated pass-through and the multi-class asset-backed security.

BlackRock is unique among asset management and advisory firms in the emphasis it places on the development of proprietary analytical capabilities. Over one quarter of the firm's professionals is dedicated to the design, maintenance and use of these systems, which are not otherwise available to investors. BlackRock's proprietary analytical tools are used for evaluating, and designing fixed income investment strategies for client portfolios. Securities purchased include mortgages, corporate bonds, municipal bonds and a variety of hedging instruments.

BlackRock has developed investment products that respond to investors' needs and has been responsible for several major innovations in closed-end funds. In fact, BlackRock introduced the first closed-end mortgage fund, the first taxable and tax-exempt closed-end funds to offer a finite term, the first closed-end fund to achieve a AAA rating by Standard & Poor's, and the first closed-end fund to invest primarily in North American Government securities. Currently, BlackRock's closed-end funds have dividend reinvestment plans, which are designed to provide ongoing demand for the stock in the secondary market. BlackRock manages a wide range of investment vehicles, each having specific investment objectives and policies.

In view of our continued desire to provide a high level of service to all our shareholders, BlackRock maintains a toll-free number for your questions. The number is (800) 227-7BFM (7236). We encourage you to call us with any questions that you may have about your BlackRock funds and we thank you for the continued trust that you place in our abilities.



                     IF YOU WOULD LIKE FURTHER INFORMATION
           PLEASE DO NOT HESITATE TO CALL BLACKROCK AT (800) 227-7BFM

BLACKROCK
--------------------------
DIRECTORS
Laurence D. Fink, CHAIRMAN
Andrew F. Brimmer
Richard E. Cavanagh
Kent Dixon
Frank J. Fabozzi
James Clayburn La Force, Jr.
Walter F. Mondale
Ralph L. Schlosstein

OFFICERS
Ralph L. Schlosstein, PRESIDENT
Scott Amero, VICE PRESIDENT
Keith T. Anderson, VICE PRESIDENT
Michael C. Huebsch, VICE PRESIDENT
Robert S. Kapito, VICE PRESIDENT
Richard M. Shea, VICE PRESIDENT/TAX
Henry Gabbay, TREASURER
James Kong, ASSISTANT TREASURER
Karen H. Sabath, SECRETARY

INVESTMENT ADVISORS
BlackRock Advisors, Inc.
400 Bellevue Parkway
Wilmington, DE 19809
(800) 227-7BFM

ADMINISTRATOR
Mitchell Hutchins Asset Management Inc.
51 West 52nd Street
New York, NY 10019

CUSTODIAN AND TRANSFER AGENT
State Street Bank and Trust Company
One Heritage Drive
North Quincy, MA 02171
(800) 699-1BFM

INDEPENDENT ACCOUNTANTS
Deloitte & Touche LLP
Two World Financial Center
New York, NY 10281-1434

LEGAL COUNSEL
Skadden, Arps, Slate, Meagher & Flom LLP
Four Times Square
New York, NY 10022

LEGAL COUNSEL - INDEPENDENT DIRECTORS
Debevoise & Plimpton
875 Third Avenue
New York, NY 10022

   This report is for shareholder information. This is not a prospectus intended for use in the purchase or sale of Trust shares.


                       THE BLACKROCK 2001 TERM TRUST INC.
                   c/o Mitchell Hutchins Asset Management Inc.
                               51 West 52nd Street
                               New York, NY 10019
                          Call toll free (800) 227-7BFM



[RECYCLE LOGO] Printed on recycled paper                             092477-10-8



THE BLACKROCK
2001 TERM TRUST INC.
--------------------------------------------------------------------------------
CONSOLIDATED
ANNUAL REPORT
JUNE 30, 2000

[GRAPHIC]